Exhibit 10.1

Execution Version

THIRTEENTH AMENDMENT

TO

SENIOR REVOLVING CREDIT AGREEMENT

DATED AS OF MARCH 17, 2016

AMONG

HALCÓN RESOURCES CORPORATION,
AS BORROWER,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

J. P. MORGAN SECURITIES LLC,

AS SOLE LEAD ARRANGER

J. P. MORGAN SECURITIES LLC AND WELLS FARGO SECURITIES, LLC,

AS JOINT BOOKRUNNERS

THIRTEENTH AMENDMENT
TO SENIOR REVOLVING CREDIT AGREEMENT

THIS THIRTEENTH AMENDMENT TO SENIOR REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of March 17, 2016 is among HALCÓN RESOURCES CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”), each of the undersigned Lenders party to the Credit Agreement, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.            Reference is made to that certain Senior Revolving Credit Agreement dated as of February 8, 2012 (as amended, restated, modified or otherwise supplemented prior to the date hereof, the “Credit Agreement”; and as amended by this Amendment, and as may be further amended, restated, modified or supplemented the “Amended Credit Agreement”) among the Borrower, each of the Lenders party thereto and the Administrative Agent, pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.

B.            The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement.

C.            NOW, THEREFORE, to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.              Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Amended Credit Agreement.  Unless otherwise indicated, all section references in this Amendment refer to sections of the Amended Credit Agreement.

Section 2.                      Amendments to Credit Agreement.

2.1          Amendment to Section 1.02.  Section 1.02 is hereby amended by:

(a)           adding the following defined terms in the appropriate alphabetical order:

“‘Bail-In Action’ means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

‘Bail-In Legislation’ means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

‘EEA Financial Institution’ means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

‘EEA Member Country’ means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

‘EEA Resolution Authority’ means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

‘EU Bail-In Legislation Schedule’ means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

‘Write-Down and Conversion Powers’ means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(b)           revising the grid in the definition of “Applicable Margin” as follows:

Borrowing Base Utilization Grid	<25%	>25% <50%	>50% <75%	>75% <90%	>90%
LIBOR Margin	2.50%	2.75%	3.00%	3,25%	3.50%
ABR Margin	1.50%	1.75%	2.00%	2.25%	2.50%
Commitment Fee Rate	0.50%	0.50%	0.50%	0.50%	0.50%

(c)           deleting the defined term “Defaulting Lender” in its entirety and replacing it with the following:

“‘Defaulting Lender’ means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit within three (3) Business Days of the date required to be funded by it hereunder, unless with respect to the Loans, the subject of a good faith dispute, (b) notified the Borrower, the Administrative Agent, the Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this

Agreement, unless the reason such Lender is not complying with such obligations is due to a good faith dispute with regard to such obligations, (c) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, (d) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, provided that a Lender shall not be a Defaulting Lender solely by virtue of (i) the ownership or acquisition of any Equity Interest in such Lender or parent company thereof by a Governmental Authority or agency thereof or (ii) due to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator with respect to a Lender or its parent company under the Dutch Financial Supervision Act 2007 (as amended from time to time and including any successor legislation), or (e) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action.”

2.2          Amendment to Article VII.  Article VII is hereby amended by adding the following Section 7.26:

“Section 7.26        EEA Financial Institutions.  Neither the Borrower nor any of its Restricted Subsidiaries is an EEA Financial Institution.”

2.3          Amendment to Section 9.04(a).  Section 9.04(a) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(a)         Restricted Payments.  The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its stockholders or make any distribution of its Property to its Equity Interest holders, except (i) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock), (ii) Subsidiaries may declare and pay dividends or any other distributions with respect to their Equity Interests, provided no non-cash Restricted Payments may be made by any Restricted Subsidiary to the Borrower while the Convertible Note is outstanding, (iii) the Borrower may make distributions to HALRES in such amounts as are sufficient to satisfy HALRES’s actual tax liability solely in respect of any income attributable to interest payments paid in kind under the Convertible Note (which distributions shall be calculated in accordance with applicable law for the periods for which such distributions are made multiplied by the maximum applicable marginal tax rate under federal and/or state income tax laws), (iv) Restricted Payments in connection with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries,

(v)  the Borrower may make Restricted Payments in connection with the termination of its directors’ or employees’ option agreements or restricted stock agreements under any of Borrower’s incentive stock plans provided, however, that the aggregate amounts paid in respect thereof do not exceed $5,000,000, and (vi) the Borrower may (a) declare and pay in respect of preferred Equity Interests (which are not Disqualified Capital Stock) regularly scheduled dividends in additional Equity Interests (which are not Disqualified Capital Stock) as and when the same accrue and are payable at the stated dividend rate, (b) issue Equity Interests (which are not Disqualified Capital Stock) in connection with a conversion of such preferred Equity Interests into other Equity Interests, and (c) make cash payments in lieu of fractional shares in connection with any such conversion of preferred Equity Interests.”

2.4          Amendment to Article XII.  Article is hereby amended by adding the following Section 12.19:

“Section 12.19       Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)             the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)             the effects of any Bail-In Action on any such liability, including, if applicable:

(i)            a reduction in full or in part or cancellation of any such liability;

(ii)           a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)          the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

Section 3.              Borrowing Base.

3.1          As of the Amendment Effective Date (as defined below), Lenders constituting the Super Majority Lenders and the Borrower agree that the amount of the Borrowing Base shall be $700,000,000 and such Borrowing Base shall remain in effect until the Borrowing Base is otherwise redetermined or adjusted in accordance with the Amended Credit Agreement.  This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with Section 2.07(b) or further adjustments pursuant to Section 2.07(e), Section 2.07(f), Section 8.13(c) or Section 9.13.  This Section 3 constitutes the Interim Redetermination approved for March 1, 2016 and the May 1, 2016 Scheduled Redetermination, and constitutes the New Borrowing Base Notice in accordance with Section 2.07(d).

3.2          The Borrower and Lenders constituting the Super Majority Lenders agree that an Interim Redetermination of the Borrowing Base will occur on or before September 1, 2016 based upon the Reserve Report dated as of August 1, 2016 which the Borrower agrees to deliver to the Administrative Agent no later than August 15, 2016.

Section 4.                      Conditions Precedent.  This Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (such date, the “Amendment Effective Date”):

4.1          Amendment.  The Administrative Agent shall have received a counterpart of this Amendment signed by the Borrower, the Guarantors, and Lenders constituting the Super Majority Lenders.

4.2          Fees.  The Administrative Agent, the Arranger and the Lenders shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment in full of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Amended Credit Agreement.

4.3          No Default; No Material Adverse Effect.  At the time of and immediately after giving effect to this Amendment, (a) no Default or Event of Default shall have occurred and be continuing and (b) no event or events shall have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.              Miscellaneous.

5.1          Confirmation.  The provisions of the Amended Credit Agreement shall remain in full force and effect following the effectiveness of this Amendment.

5.2          Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date; (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.3          Loan Document.  This Amendment is a Loan Document.

5.4          Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

5.5          NO ORAL AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6          GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.7          Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8          Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.9          Limitations.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

5.10        RELEASE.  THE BORROWER AND EACH GUARANTOR, IN CONSIDERATION OF THE ADMINISTRATIVE AGENT’S AND THE UNDERSIGNED LENDERS’ EXECUTION AND DELIVERY OF THIS AMENDMENT AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, UNCONDITIONALLY, FREELY,

VOLUNTARILY AND, AFTER CONSULTATION WITH COUNSEL AND BECOMING FULLY AND ADEQUATELY INFORMED AS TO THE RELEVANT FACTS, CIRCUMSTANCES AND CONSEQUENCES, RELEASES, WAIVES AND FOREVER DISCHARGES (AND FURTHER AGREES NOT TO ALLEGE, CLAIM OR PURSUE) ANY AND ALL CLAIMS, RIGHTS, CAUSES OF ACTION, COUNTERCLAIMS OR DEFENSES OF ANY KIND WHATSOEVER, IN CONTRACT, IN TORT, IN LAW OR IN EQUITY, WHETHER KNOWN OR UNKNOWN, DIRECT OR DERIVATIVE, WHICH THE BORROWER, EACH GUARANTOR OR ANY PREDECESSOR, SUCCESSOR OR ASSIGN MIGHT OTHERWISE HAVE OR MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR PRESENT OR FORMER SUBSIDIARIES AND AFFILIATES OR ANY OF THE FOREGOING’S OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS OR OTHER REPRESENTATIVES OR AGENTS IN EACH CASE ON ACCOUNT OF ANY CONDUCT, CONDITION, ACT, OMISSION, EVENT, CONTRACT, LIABILITY, OBLIGATION, DEMAND, COVENANT, PROMISE, INDEBTEDNESS, CLAIM, RIGHT, CAUSE OF ACTION, SUIT, DAMAGE, DEFENSE, CIRCUMSTANCE OR MATTER OF ANY KIND WHATSOEVER WHICH EXISTED, AROSE OR OCCURRED AT ANY TIME PRIOR TO THE AMENDMENT EFFECTIVE DATE RELATING TO THE LOAN DOCUMENTS, THIS AMENDMENT AND/OR THE TRANSACTIONS CONTEMPLATED THEREBY OR HEREBY.  THE FOREGOING RELEASE SHALL SURVIVE THE TERMINATION OF THE LOAN DOCUMENTS AND THIS AMENDMENT.

[This page intentionally left blank.  Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	HALCÓN RESOURCES CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:	HALCÓN HOLDINGS, INC.
HALCÓN RESOURCES OPERATING, INC.
HALCÓN ENERGY PROPERTIES, INC.
HALCÓN ENERGY HOLDINGS, LLC
HALCÓN GULF STATES, LLC
HALCÓN OPERATING CO., INC.
HRC ENERGY RESOURCES (WV), INC.
HRC ENERGY LOUISIANA, LLC
HRC PRODUCTION COMPANY
HALCÓN FIELD SERVICES, LLC
HALCÓN LOUISIANA OPERATING, L.P.
HRC ENERGY, LLC
HRC OPERATING, LLC
HK ENERGY, LLC
HK ENERGY OPERATING, LLC
HK LOUISIANA OPERATING, LLC
HK OIL & GAS, LLC
HALCÓN WILLISTON I, LLC
HALCÓN WILLISTON II, LLC
HK RESOURCES, LLC
THE 7711 CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer, for and on behalf of each of the foregoing Guarantors

SIGNATURE PAGE — THIRTEENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender

	By:	/s/ Ron Dierker
		Name:	Ron Dierker
		Title:	Authorized Signatory

SIGNATURE PAGE — THIRTEENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	WELLS FARGO BANK, N.A.,
as Lender

	By:	/s/ Todd C. Fogle
		Name:	Todd C. Fogle
		Title:	Director

SIGNATURE PAGE — THIRTEENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BMO HARRIS FINANCING, INC.,
as Lender

	By:	/s/ James V. Ducote
		Name:	James V. Ducote
		Title:	Managing Director

SIGNATURE PAGE — THIRTEENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BARCLAYS BANK PLC,
as Lender

	By:	/s/ Vanessa A. Kurbatskiy
		Name	Vanessa A. Kurbatskiy
		Title:	Vice President

SIGNATURE PAGE — THIRTEENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION,
as Lender

	By:	/s/ Laurel Varney
		Name:	Laurel Varney
		Title:	Vice President

SIGNATURE PAGE — THIRTEENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	ROYAL BANK OF CANADA,
as Lender

	By:	/s/ Jay T. Sartain
		Name:	Jay T. Sartain
		Title:	Authorized Signatory

SIGNATURE PAGE — THIRTEENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BANK OF AMERICA, N.A.,
as Lender

	By:	/s/ Bryan Heller
		Name:	Bryan Heller
		Title:	Director

SIGNATURE PAGE — THIRTEENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

	By:	/s/ Nupur Kumar
		Name:	Nupur Kamar
		Title:	Authorized Signatory

	By:	/s/ Warren Van Heyst
		Name:	Warren Van Heyst
		Title:	Authorized Signatory

SIGNATURE PAGE — THIRTEENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	NATIXIS, NEW YORK BRANCH
as Lender

	By:	/s/ Stuart Murray
		Name:	Stuart Murray
		Title:	Managing Directory

	By:	/s/ Vikram Nath
		Name:	Vikram Nath
		Title:	Vice President

SIGNATURE PAGE — THIRTEENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	COMERICA BANK,
as Lender

	By:	/s/ Chad Stephenson
		Name:	Chad Stephenson
		Title:	Vice President

SIGNATURE PAGE — THIRTEENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BNP PARIBAS
as Lender

	By:	/s/ Ann Rhoads
		Name:	Ann Rhoads
		Title:	Managing Director

	By:	/s/ Vincent Trapet
		Name:	Vincent Trapet
		Title:	Director

SIGNATURE PAGE — THIRTEENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CREDIT SUISSE LOAN FUNDING, LLC,
as Lender

	By:	/s/ Michael Wotanowski
		Name:	Michael Wotanowski
		Title:	Authorized Signatory

SIGNATURE PAGE — THIRTEENTH AMENDMENT

HALCÓN RESOURCES CORPORATION